Note 3 - Vessels, Net	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
3.	Vessels, net

Within the first six months of the year 2014, the carrying value of our vessels increased to $120,962,255. This was the result of the acquisition of M/V Eirini P which was acquired for $21,323,935 including acquisition expenses less the depreciation charge for the six months ended June 30, 2014 of $5,825,417.

	Costs	Accumulated Depreciation	Net Book Value
Balance, January 1, 2014	$137,960,124	$(32,496,457)	$105,463,737
Vessel acquisition	21,323,935	-	21,323,935
Depreciation for the period	-	(5,825,417)	(5,825,417)
Balance, June 30, 2014	$159,284,059	$(38,321,874)	$120,962,255

All fifteen vessels with a carrying value of $120,962,255 as of June 30, 2014 (as per above) are used as collateral under the Company’s loan agreements (see Note 5).